Filed pursuant to Rule 497(a)

Registration No. 333-195748

Rule 482ad

Ares Capital Corporation
$200,000,000
3.875% Notes due 2020

PRICING TERM SHEET
January 23, 2015

The following sets forth the final terms of the 3.875% Notes due 2020 and should only be read together with the preliminary prospectus supplement dated January 23, 2015, together with the accompanying prospectus dated June 27, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus.  In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus.  Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus.  All references to dollar amounts are references to U.S. dollars.

Issuer	Ares Capital Corporation

Security	3.875% Notes due 2020

Ratings*	BBB/BBB (Stable/Pos)

Aggregate Principal Amount Offered	$200,000,000

Series of Notes

The Notes are a further issuance of the 3.875% Notes due 2020 that Ares Capital Corporation issued on November 21, 2014 in the aggregate principal amount of $400,000,000 (the “Existing 2020 Notes”). The Notes will be treated as a single series with the Existing 2020 Notes under the indenture and will have the same terms as the Existing 2020 Notes. The Notes offered hereby will have the same CUSIP number and will be fungible and rank equally with the Existing 2020 Notes.

Maturity	January 15, 2020, unless earlier repurchased or redeemed

Trade Date	January 23, 2015

Price to Public (Issue Price)	100.185% plus accrued and unpaid interest from November 21, 2014 up to, but not including, the settlement date

Aggregate Accrued Interest	$1,442,361.11 of accrued and unpaid interest from November 21, 2014 up to, but not including, the settlement date

Coupon (Interest Rate)	3.875%

Yield to Maturity	3.831%

Spread to Benchmark Treasury	250 basis points

Benchmark Treasury	1.625% due December 31, 2019

Benchmark Treasury Price and Yield	101-12¾ / 1.331%

Interest Payment Dates	January 15 and July 15, commencing July 15, 2015

Make-Whole Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•             100% of the principal amount of the notes to be redeemed, or

•             the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points; provided, however, that if Ares Capital redeems any Notes on or after December 15, 2019 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control	Holders have the right to require Ares Capital to repurchase the notes at 100% of their principal amount plus accrued and unpaid interest, if any, in the event of a change of control repurchase event.

Settlement Date	January 28, 2015 (T+3)

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP	04010LAP8

ISIN	US04010LAP85

Joint Book-Running Managers	Merrill Lynch, Pierce, Fenner & Smith Incorporated J.P. Morgan Securities LLC Wells Fargo Securities, LLC SMBC Nikko Securities America, Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Ares Capital and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed.  The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission.  The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  Copies of the Preliminary Prospectus may be obtained from BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn:  Prospectus Department, 800-294-1322 or e-mail dg.prospectusrequests@baml.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attn:  Prospectus Department, 866-803-9204; or Wells Fargo Securities, LLC, Attention: WFS Customer Service, 608 2nd Avenue, South Minneapolis, MN 55402, Attn: WFS Customer Service, or by calling (800) 645-3751, or by email: wfscustomerservice@wellsfargo.com.